UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2024

RAIN ONCOLOGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40356	82-1130967
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 Jarvis Avenue, Suite 204
Newark, California	94560
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 953-5559

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RAIN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Agreement and Plan of Merger

As previously reported, on December 13, 2023, Rain Oncology Inc. (the “Company” or “Rain”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Pathos AI, Inc., a Delaware corporation (“Parent”), and WK Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). The Merger Agreement provides for, among other things, (i) the acquisition of the Company by Parent through a cash tender offer (the “Offer”) by Merger Sub for all of the Company’s outstanding shares of common stock (the “Common Stock”), for: (A) $1.16 per share of Common Stock, and (B) one contingent value right representing the right to receive potential cash payments of up to approximately $0.17 per share and (ii) following the completion of the Offer, the merger of Merger Sub with and into the Company (the “Merger”) with the Company surviving the Merger as a wholly owned subsidiary of Parent. In connection with the Merger Agreement and the transactions contemplated thereby, the Company filed a Solicitation/Recommendation Statement on Schedule 14D-9 with the Securities and Exchange Commission on December 27, 2023, as amended on January 16, 2024 (together with any subsequent amendments and supplements thereto, the “Schedule 14D-9”).

In connection with the proposed Merger, 15 demand letters have been sent to the Company by purported Company stockholders raising alleged disclosure deficiencies in the Schedule 14D-9 (collectively, the “Demand Letters”). The Company denies that it has violated any laws or breached any duties to the Company’s stockholders, denies all allegations in the Demand Letters, and believes that no supplemental disclosure to the Schedule 14D-9 was or is required under any applicable law, rule or regulation. However, solely to eliminate the burden and expense of potential litigation, to moot plaintiffs’ disclosure claims, to avoid potential delay or disruption to the Merger and to provide additional information to the Company’s stockholders, the Company has determined to voluntarily supplement the Schedule 14D-9 with the below disclosure. The Company believes that the disclosures set forth in the Schedule 14D-9 comply fully with applicable law and nothing in the below supplemental disclosure shall be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosures set forth herein.

To the extent that information in the below supplemental disclosure differs from, or updates information contained in, the Schedule 14D-9, the information in the below supplemental disclosure shall supersede or supplement the information in the Schedule 14D-9. Except as otherwise described in the below supplemental disclosure or the documents referred to, contained in or incorporated by reference herein, the Schedule 14D-9, the annexes to the Schedule 14D-9 and the documents referred to, contained in or incorporated by reference in the Schedule 14D-9 are not otherwise modified, supplemented or amended.

Supplemental Disclosure

The following information supplements the Schedule 14D-9, and should be read in conjunction with the Schedule 14D-9, which should be read in its entirety, including the annexes thereto. All page references in the information below are references to pages in the Schedule 14D-9, and the terms used below have the meanings set forth in the Schedule 14D-9.

1.       The following disclosure amends and replaces the disclosures that previously appeared in the first full paragraph on page 8 of the Schedule 14D-9. The modified text is underlined (where added) and struck-through (where deleted) below:

“In the event that (i) the amounts deducted from the $5,000,000 reserved for the Cash CVR Payment exceed $5,000,000 in the aggregate, holders of the CVRs will not receive any Cash CVR Payments and (ii) (A) a Disposition of CVR Products does not occur within the Disposition Period, and (B) the Development Milestone is not achieved within the Development Milestone Period, holders of the CVRs will not receive any Development CVR Payments. In such circumstances, no amounts may be payable at all in respect of the CVR Agreement. The date on which the Development Milestone Period expires is the “Development CVR Payment Expiration Date;” provided, that to the extent a Disposition of certain CVR Products takes place during the Disposition Period or the Development Milestone is achieved during the Development Milestone Period, the Development CVR Payment Expiration Date (in the case of a Disposition, solely as it relates to the CVR Products in such Disposition) shall be the earlier to occur of ten (10) years following the Effective Time and the mailing by the Rights Agent to the address of each CVR Holder of all potential contingent payments (if any) required to be paid under the terms of the CVR Agreement. As discussed in “—Opinion of Leerink Partners LLC,” given the speculative and contingent nature of the Development CVR Payment payable pursuant to the CVR Agreement, Rain management directed Leerink Partners to ascribe no value to the Development CVR Payment for purposes of Leerink Partners’ fairness opinion.”

2.       The following disclosure amends and replaces the disclosures that previously appeared in the second full paragraph on page 9 of the Schedule 14D-9. The modified text is underlined (where added) and struck-through (where deleted) below:

“With the consent of the Advisory Group ~~(as defined in the CVR Agreement)~~, which consists of Avanish Vellanki, Rain’s Chief Executive Officer and a Rain stockholder ~~certain CVR Holders~~ who ~~have~~has entered into an engagement agreement with the Representative, Parent, Merger Sub, and the Representative may amend the CVR Agreement, even if such change is materially adverse to the interests of the CVR Holders.”

3.       The following disclosure amends and replaces the disclosures that previously appeared in the second full paragraph on page 17 of the Schedule 14D-9. The modified text is underlined (where added) and struck-through (where deleted) below:

“On June 11, 2023, at a meeting of the Rain Board, also attended by Rain management and outside counsel for the Company from Gibson, Dunn & Crutcher LLP (“Gibson Dunn”), the Rain Board approved the formation of a transaction committee (the “Transaction Committee”) that comprised of Mr. Vellanki and independent directors Franklin Berger, Peter Radovich and Stefani Wolf. The Transaction Committee was formed in order to allow for a more expedient process and engagement with a subset of the Rain Board and was not formed due to any actual or perceived conflict of interest. The Transaction Committee was not formed as a formal subcommittee of the Rain Board, was not formally delegated any powers of the Rain Board and its members were not paid any compensation specifically in consideration of their service on the Transaction Committee. The Rain Board discussed and agreed that the Transaction Committee would meet regularly to review and evaluate management updates and progress against the strategic paths discussed above and would provide updates to the full Rain Board, as appropriate. Additionally, the Rain Board discussed Tang Capital’s equity ownership, its potential impact on the Company, and the likely potential objectives of Tang Capital. For each meeting of the Rain Board or Transaction Committee detailed below, Gibson Dunn was in attendance and the potential transactions were discussed in the context of the Rain Board’s fiduciary duties to stockholders.”

4.       The following disclosure amends and replaces the disclosures that previously appeared in the second sentence of the fourth full paragraph on page 24 of the Schedule 14D-9. The modified text is underlined (where added) and struck-through (where deleted) below:

“On November 7, 2023, Rain executed a confidentiality agreement, including a standstill provision and a provision that terminates the standstill upon Rain’s public announcement of its entry into a change of control transaction, with Concentra and invited representatives of Concentra to the Company’s confidential data room.”

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements related to Rain Oncology Inc. (the “Company”) and the acquisition of the Company by Pathos AI, Inc. (“Parent”), including express or implied forward-looking statements about the Company’s products and the future operations and performance of the Company and Parent. These forward-looking statements are within the meaning of U.S. federal securities laws, including, without limitation, statements regarding the anticipated timing of and closing of the proposed Offer, Merger and related transactions contemplated by the Merger Agreement (collectively referred to as the “transactions”). The words “estimates,” “expects,” “continues,” “intends,” “plans,” “anticipates,” “targets,” “may,” “will,” “would,” “could,” “should,” “potential,” “goal,” and “effort” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements are based on current plans, estimates and projections. By their very nature, forward-looking statements involve inherent risks and uncertainties, both general and specific. The Company cautions that a number of important factors, including those described in this communication, could cause actual results to differ materially from those contemplated in any forward-looking statements. Any forward-looking statements in this communication are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this communication, including, without limitation, the impact of actions of other parties with respect to the transactions; the possibility that competing offers will be made; the outcome of any legal proceedings that have been or could be instituted against the Company or its directors; the potential impact of the Demand Letters or potential litigation on the timing of the transactions; the risk that the transactions may not be completed in a timely manner, or at all, which may adversely affect the Company’s business and the price of its common stock; the failure to satisfy all of the closing conditions of the transactions contemplated by the Merger Agreement; the occurrence of the events or achievement of the milestones giving rise to payments under the CVR Agreement; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the effect of the announcement or pendency of the transactions on the Company’s business, and operating results; risks that the transactions may disrupt the Company’s current plans and business operations; risks related to the diverting of management’s attention from the Company’s ongoing business operations; general economic and market conditions and the other risks identified in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including its most recent Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 9, 2023 and subsequent filings with the SEC. Should any risks and uncertainties develop into actual events, these developments could have a material adverse effect on the transactions and/or the Company and the Company’s ability to successfully complete the transactions and, with respect to any CVR payment amounts, the consideration ultimately paid to Company stockholders (including whether any payments will be payable at all). In addition, unlisted factors may present significant additional obstacles to the realization of forward-looking statements. The Company cautions investors not to place undue reliance on any forward-looking statements. Any forward-looking statements contained in this communication represent the Company’s views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. The Company disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

Additional Information and Where to Find It

This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares, nor is it a substitute for the tender offer materials that Parent and its subsidiary have filed with the SEC. At the time the tender offer was commenced, Parent and its subsidiary filed tender offer materials on Schedule TO, and, thereafter, the Company filed a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer.

THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT CONTAIN IMPORTANT INFORMATION. HOLDERS OF SHARES OF THE COMPANY’S COMMON STOCK ARE URGED TO READ THESE DOCUMENTS CAREFULLY (AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME) BECAUSE THEY CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF SHARES OF THE COMPANY’S COMMON STOCK SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES.

The Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, have been made available to all holders of shares of the Company’s common stock at no expense to them. The tender offer materials and the Solicitation/Recommendation Statement are available for free at the SEC’s website at www.sec.gov or by accessing the Investor Relations section of the Company’s website at https://investors.rainoncology.com/.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIN ONCOLOGY INC.

Date: January 19, 2024	By:	/s/ Avanish Vellanki
Avanish Vellanki
Chairman and Chief Executive Officer